Rule 497 (e)

333-124048

JEFFERSON NATIONAL LIFE INSURANCE COMPANY

JEFFERSON NATIONAL LIFE ANNUITY ACCOUNT G

SUPPLEMENT DATED AUGUST 30, 2013

TO PROSPECTUS DATED MAY 1, 2013

Appendix A is hereby amended to reflect the following changes:

The early cut-off time for the ProFunds Access VP High Yield portfolio is 2:55 p.m. Eastern Standard Time.

The early cut-off time for all other ProFunds portfolios is 3:50 p.m. Eastern Standard Time.

The PIMCO Short-Term Portfolio is no longer subject to the PIMCO Market Timing Policy. The first three sentences of the Frequent Trading section on page 18 of the prospectus now read:

Frequent Trading. We have adopted policies and procedures with respect to frequent transfers. These policies apply to all Investment Portfolios except for Investment Portfolios that contain disclosure permitting active trading. As of the date of this prospectus, the only Investment Portfolios which permit active trading are the Direxion Dynamic VP HY Bond Fund, the money market Portfolio(s), PIMCO Short-Term Portfolio, ProFunds, and those of the Guggenheim Variable Insurance Funds Trust (other than the Rydex/Guggenheim Funds listed in Appendix A with a specific hold time)..

PLEASE USE THIS SUPPLEMENT WITH YOUR PROSPECTUS. READ THIS SUPPLEMENT AND YOUR PROSPECTUS CAREFULLY AND KEEP BOTH DOCUMENTS TOGETHER FOR FUTURE REFERENCE.

JNL-PROS-S-08.30.13